Supplement dated February 12, 2009 to
Madison Mosaic Equity Trust Prospectus, Investors Fund series, dated May 1, 2008

Effective February 6, 2009, the total operating expenses of the Investors Fund series of the Trust was capped such that the fund’s total operating expenses will not exceed 0.99% of average daily net assets per annum beginning February 6, 2009.